SCHEDULE OF GROUP’S ACCOUNTS RECEIVABLES (Details)	Jun. 30, 2026		Dec. 31, 2025		Dec. 31, 2024
Risks and Uncertainties [Abstract]
Customer A	44.20%	[1]	61.50%	[1],[2],[3]	(0.00%)	[2],[3]

[1]	Accounts receivable, for the purposes of this concentration of credit risk disclosure, include receivables from third parties and receivables from logistics services provided to related parties. Refer to Note 14 - Related Party Transactions for additional details.
[2]	Accounts receivable, for the purposes of this concentration of credit risk disclosure, include receivables from third parties and receivables from logistics services provided to related parties. Refer to Note 16 - Related Party Transactions for additional details.
[3]	represents percentage less than 10%.